CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Nathan Kroeker, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K (the “Amendment”) of Eos Energy Enterprises, Inc.; and
2. Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment.

Date	March 7, 2024	/s/ Nathan Kroeker
Nathan Kroeker
Chief Financial Officer
(Principal Financial Officer)